Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$104,324	$29,914	$25,926	$12,406	$(1,001)	$171,569

Purchased transportation	42,676	20,243	7,122	4,317	(807)	73,551
Salaries, wages, and employee benefits	25,281	3,834	9,340	2,923	44	41,422
Operating leases	4,986	130	2,477	758	—	8,351
Depreciation and amortization	3,851	1,194	1,284	681	3	7,013
Insurance and claims	2,469	605	785	268	—	4,127
Fuel expense	1,108	1,155	1,755	788	—	4,806
Other operating expenses	8,734	1,351	3,565	2,558	(180)	16,028
Total operating expenses	89,105	28,512	26,328	12,293	(940)	155,298
Income from operations	$15,219	$1,402	$(402)	$113	$(61)	$16,271

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$115,213	$34,266	$25,390	$20,014	$(1,031)	$193,852

Purchased transportation	46,853	23,240	6,594	6,921	(774)	82,834
Salaries, wages, and employee benefits	26,317	4,111	9,261	4,664	38	44,391
Operating leases	4,822	81	2,000	1,262	—	8,165
Depreciation and amortization	4,129	1,380	1,422	817	3	7,751
Insurance and claims	1,714	467	518	405	—	3,104
Fuel expense	1,059	1,195	1,754	1,164	—	5,172
Other operating expenses	8,182	1,356	3,160	2,387	(245)	14,840
Total operating expenses	93,076	31,830	24,709	17,620	(978)	166,257
Income from operations	$22,137	$2,436	$681	$2,394	$(53)	$27,595

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$119,000	$33,728	$28,812	$21,189	$(1,252)	$201,477

Purchased transportation	49,873	22,475	7,482	6,880	(836)	85,874
Salaries, wages, and employee benefits	26,208	4,105	10,295	5,008	35	45,651
Operating leases	4,976	70	2,007	1,450	—	8,503
Depreciation and amortization	4,358	1,400	1,470	884	3	8,115
Insurance and claims	2,278	472	451	546	—	3,747
Fuel expense	944	1,101	1,765	1,202	—	5,012
Other operating expenses	9,690	1,476	4,004	2,899	(400)	17,669
Total operating expenses	98,327	31,099	27,474	18,869	(1,198)	174,571
Income from operations	$20,673	$2,629	$1,338	$2,320	$(54)	$26,906

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended December 31, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$120,364	$35,360	$38,130	$22,338	$(2,130)	$214,062

Purchased transportation	52,601	24,255	10,154	6,898	(1,591)	92,317
Salaries, wages, and employee benefits	28,150	4,049	12,924	5,427	91	50,641
Operating leases	5,022	93	2,473	1,386	1	8,975
Depreciation and amortization	4,316	1,393	1,539	1,000	6	8,254
Insurance and claims	2,325	589	1,353	489	2	4,758
Fuel expense	944	1,023	2,021	1,170	—	5,158
Other operating expenses	9,280	1,437	4,742	3,368	(503)	18,324
Total operating expenses	102,638	32,839	35,206	19,738	(1,994)	188,427
Income from operations	$17,726	$2,521	$2,924	$2,600	$(136)	$25,635

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$122,284	$34,483	$27,228	$23,029	$(1,106)	$205,918

Purchased transportation	52,937	22,625	7,473	7,064	(762)	89,337
Salaries, wages, and employee benefits	28,332	4,229	9,983	5,885	5,474	53,903
Operating leases	7,640	326	2,187	2,553	3,050	15,756
Depreciation and amortization	4,576	1,372	1,539	969	228	8,684
Insurance and claims	2,924	553	881	588	184	5,130
Fuel expense	935	895	1,286	901	3	4,020
Other operating expenses	10,055	1,272	3,663	3,080	2,769	20,839
Total operating expenses	107,399	31,272	27,012	21,040	10,946	197,669
Income from operations	$14,885	$3,211	$216	$1,989	$(12,052)	$8,249

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$156,062	$39,427	$27,697	$27,497	$(989)	$249,694

Purchased transportation	66,238	25,333	7,564	8,968	(621)	107,482
Salaries, wages, and employee benefits	37,366	4,527	10,490	6,138	3,365	61,886
Operating leases	10,397	383	2,249	2,925	2,323	18,277
Depreciation and amortization	5,412	1,480	1,475	950	202	9,519
Insurance and claims	2,996	938	963	683	660	6,240
Fuel expense	1,135	895	1,284	869	5	4,188
Other operating expenses	11,722	1,730	3,685	3,646	1,411	22,194
Total operating expenses	135,266	35,286	27,710	24,179	7,345	229,786
Income from operations	$20,796	$4,141	$(13)	$3,318	$(8,334)	$19,908

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$149,114	$38,515	$32,126	$28,889	$(1,551)	$247,093

Purchased transportation	61,727	25,542	8,784	9,414	(1,033)	104,434
Salaries, wages, and employee benefits	34,260	4,501	12,077	6,151	2,036	59,025
Operating leases	9,828	419	2,658	3,328	839	17,072
Depreciation and amortization	5,283	1,561	1,445	943	167	9,399
Insurance and claims	2,715	807	887	686	66	5,161
Fuel expense	1,001	783	1,314	727	1	3,826
Other operating expenses	12,706	1,732	4,406	4,104	627	23,575
Total operating expenses	127,520	35,345	31,571	25,353	2,703	222,492
Income from operations	$21,594	$3,170	$555	$3,536	$(4,254)	$24,601

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended December 31, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$149,731	$40,936	$42,953	$24,881	$(2,081)	$256,420

Purchased transportation	61,908	27,570	11,213	8,314	(1,489)	107,516
Salaries, wages, and employee benefits	37,568	5,222	15,778	6,059	1,162	65,789
Operating leases	8,410	197	3,463	3,030	67	15,167
Depreciation and amortization	5,407	1,671	1,476	923	79	9,556
Insurance and claims	2,467	726	1,083	621	54	4,951
Fuel expense	880	774	1,532	682	1	3,869
Other operating expenses	11,511	2,009	5,007	2,146	(116)	20,557
Total operating expenses	128,151	38,169	39,552	21,775	(242)	227,405
Income from operations	$21,580	$2,767	$3,401	$3,106	$(1,839)	$29,015

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2016
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$134,377	$38,622	$33,192	$24,624	$(1,266)	$229,549

Purchased transportation	53,442	26,561	8,877	8,433	(837)	96,476
Salaries, wages, and employee benefits	34,922	5,167	12,798	5,966	(175)	58,678
Operating leases	7,918	69	2,877	3,004	—	13,868
Depreciation and amortization	5,548	1,740	1,485	895	—	9,668
Insurance and claims	2,532	842	1,156	862	3	5,395
Fuel expense	720	626	1,022	593	—	2,961
Other operating expenses	12,211	2,052	4,863	2,499	(527)	21,098
Total operating expenses	117,293	37,057	33,078	22,252	(1,536)	208,144
Income from operations	$17,084	$1,565	$114	$2,372	$270	$21,405